COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

CLASS A (DVFAX), CLASS C (DVFCX), CLASS F (DVVFX), CLASS I (DVFIX),

CLASS R (DVFRX) AND CLASS Z (DVFZX) SHARES

Supplement dated December 13, 2023 to

Summary Prospectus and Prospectus Dated March 1, 2023, as supplemented

Statement of Additional Information dated September 1, 2023, as supplemented

On December 12, 2023, the Board of Directors of Cohen & Steers Alternative Income Fund, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Fund”), considered and approved a Plan of Liquidation with respect to the Fund, based upon a recommendation from the Fund’s investment advisor. Accordingly, the Fund will be liquidated on or about February 26, 2024, unless the Board determines to effect the liquidation of the Fund on an earlier date (such date, the “Liquidation Date”).

Suspension of Sales and Exchanges. As of December 14, 2023, shares of the Fund will no longer be available for purchase, and will also be closed to investments by exchange from other Cohen & Steers funds. The Fund’s final monthly distribution will be made on December 14, 2023 to shareholders of record on December 13, 2023. It is anticipated that the Fund’s final liquidating distribution will be on or about February 26, 2024.

Waiver of Contingent Deferred Sales Charge. Effective December 14, 2023, or as soon as practicable thereafter, the Fund will waive its contingent deferred sales charge of 1.00%, if applicable.

Conversion of Assets to Cash. On or before the Liquidation Date, the Fund will seek to convert substantially all of its portfolio securities to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objective and policies as it prepares to distribute its assets to stockholders. On the Liquidation Date, the Fund will distribute pro rata to the Fund’s stockholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities. Upon the transfer of the liquidating distribution, all outstanding shares of the Fund will be redeemed and cancelled.

Important Tax Information. The Liquidation of the Fund will result in the current recognition of gain or loss for stockholders holding shares through taxable accounts, meaning that if you receive an amount in liquidation of the Fund in excess of your tax basis, you will recognize a capital gain, and if you receive an amount in liquidation of the Fund less than your tax basis, you will recognize a capital loss. Generally, if you invest in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you will be taxed only upon withdrawal of monies from those arrangements. As part of the Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will declare one or more dividends as the Board of Directors or the Fund’s officers deem necessary or appropriate, taking into account all Fund distributions occurring with respect to the relevant year that qualify for the dividends paid deduction under section 561 of the Code, to distribute: (a) all of the Fund’s investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt income, and all of its net capital gain (as defined by the Code) for: (i) the taxable year of the Fund through and including the Liquidation Date, and (ii) any prior taxable year in respect of which, at the time of declaration and payment, the Fund is eligible to declare and pay a spillback dividend under section 855(a) of the Code; and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code, to be payable on or before the Liquidation Date. The tax consequences discussed herein may affect stockholders differently depending upon their particular tax situations. Stockholders should consult their tax advisor for information about the tax effects of the liquidation.

Until the Liquidation Date, stockholders may redeem their shares in the manner set forth in the Fund’s current Prospectus. Until the Liquidation Date, stockholders may also exchange their shares for shares of other Cohen & Steers open-end funds as discussed in the Fund’s current Prospectus. Stockholders investing through a financial intermediary should contact his or her intermediary for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AIFSSUM – 12.13.2023